EATON VANCE DIVIDEND INCOME FUND
EATON VANCE EQUITY RESEARCH FUND
EATON VANCE INTERNATIONAL EQUITY FUND
EATON VANCE STRUCTURED EMERGING MARKETS FUND
Supplement to Prospectus dated March 1, 2007

The following replaces the paragraph under “Common Practices” under “Fund Summaries”:

Common Practices. Dividend Income Fund may invest up to 35% of its assets, Equity Research Fund may invest up to 25% of its assets and International Equity Fund and Structured Emerging Markets Fund may invest without limit in foreign securities. Each Fund may at times engage in derivatives transactions (such as futures contracts and options, short sales and equity swaps) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities.

The following is added as the sixth paragraph under “Dividend Income Fund” under “Investment Objectives & Principal Policies and Risks”:

Dividend Income Portfolio may also engage in derivative transactions such as purchased puts, written covered calls, equity collars, equity swaps, covered short sales and stock index futures to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities.

The following is added as the second paragraph under “Equity Research Fund” under “Investment Objectives & Principal Policies and Risks”:

Equity Research Fund may also engage in derivative transactions such as the purchase of put options, futures contracts and options thereon and options on securities, currencies and securities indices, and the sale of call options and stock index futures to enhanced returns, to protect against price declines or as a substitute for the purchase or sale of securities.

The following is added as the third paragraph under “International Equity Fund” under “Investment Objectives & Principal Policies and Risks”:

International Equity Portfolio may also engage in derivative transactions such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales, equity swaps and equity collars to protect against stock price, interest rate or currency rate declines to enhance returns, or as a substitute for the purchase or sale of securities or currencies.

The following is added as the sixth paragraph under “Structured Emerging Markets Fund” under “Investment Objectives & Principal Policies and Risks”:

Structured Emerging Markets Fund may also engage in derivative transactions such as futures contracts on securities, securities indices, other financial instruments or currencies; options on futures contracts, exchange-traded and over-the-counter options on securities, indices or currencies; forward foreign currency exchange contracts; equity index swaps, and agreements, sometimes called cash puts. These derivative instruments may be used to enhance returns, protect against price declines or as a substitute for the purchase or sale of securities or currencies.

The following is added as the fifth paragraph under “Additional Policies and Risks” under “Investment Objectives & Principal Policies and Risks”:

Derivative Instruments. Each Fund and Portfolio at times may engage in derivative transactions. The use of derivatives is a highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. The built-in leverage inherent to many derivative instruments may result in losses that substantially exceed the initial amount paid or received by a Fund or Portfolio and there is a risk of loss in the event of a counterparty’s default. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. Derivative hedging transactions may not be effective because of imperfect correlation and other factors. In a covered short sale, the Portfolio may be forced to deliver stock to close a position.

The following replaces the Example under “Fund Fees and Expenses” under “Performance Information”:

Example. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same, except that the Fund’s total operating expenses are assumed to be the Fund’s Net Annual Fund Operating Expenses for the period during which any stated fee reductions are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year	3 Years	5 Years	10 Years

Dividend Income Fund	Class A shares	$709	$1,233	$1,782	$3,274
	Class C shares	$318	$ 923	$1,650	$3,576
	Class I shares	$117	$ 622	$1,155	$2,613
	Class R shares	$168	$ 774	$1,406	$3,107
Equity Research Fund	Class A shares	$709	$1,684	$2,659	$5,096
International Equity Fund	Class A shares	$719*	$1,752	$2,778	$5,316
	Class C shares	$328	$1,460	$2,666	$5,572
	Class I shares	$127*	$1,177	$2,225	$4,839
Structured Emerging Markets Fund	Class A shares	$721*	$2,741	$4,526	$8,130
	Class C shares	$330	$2,486	$4,447	$8,300
	Class I shares	$129*	$2,235	$4,105	$7,915

You would pay the following expenses if you did not redeem your shares:

		1 Year	3 Years	5 Years	10 Years

Dividend Income Fund	Class A shares	$709	$1,233	$1,782	$3,274
	Class C shares	$218	$ 923	$1,650	$3,576
	Class I shares	$117	$ 622	$1,155	$2,613
	Class R shares	$168	$ 774	$1,406	$3,107
Equity Research Fund	Class A shares	$709	$1,684	$2,659	$5,096
International Equity Fund	Class A shares	$719	$1,752	$2,778	$5,316
	Class C shares	$228	$1,460	$2,666	$5,572
	Class I shares	$127	$1,177	$2,225	$4,839
Structured Emerging Markets Fund	Class A shares	$721	$2,741	$4,526	$8,130
	Class C shares	$230	$2,486	$4,447	$8,300
	Class I shares	$129	$2,235	$4,105	$7,915

*Due to the redemption fee, the cost of investing in Class A and Class I shares of International Equity Fund and Structured Emerging Markets Fund for one year would be $100 higher for shares redeemed or exchanged within 90 days of the settlement of the purchase.

May 21, 2007	DEISEPS